UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2014

CANWEALTH MINERALS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54533	27-2288541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1376 Perrot Boulevard, Ile Perrot, Quebec, Canada J7V 7P2

(Address of Principal Executive Offices) (Zip Code)

(514) 425-2020

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Board of Directors of Canwealth Minerals Corporation, a Delaware corporation (the “Company”), approved on February 6, 2014 the dismissal of the Company’s independent registered public accounting firm, RBSM, LLP (“RBSM”). The Company notified RBSM on February 6, 2014 that it was dismissed as the Company’s registered public accounting firm.

Except as noted in the paragraph immediately below, the reports of RBSM on the Company’s financial statements for the years ended December 31, 2012 and 2011 and for the period February 1, 2006 (date of inception) through December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of RBSM on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011 and for the period February 1, 2006 (date of inception) through December 31, 2012 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has suffered recurring losses since inception and is experiencing difficulty in generating sufficient cash flow to sustain its operations.

During the years ended December 31, 2012 and 2011 and the period February 1, 2006 (date of inception) through December 31, 2012 and through February 6, 2014, the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2012 and 2011 and the period February 1, 2006 (date of inception) through December 31, 2012 and through February 6, 2014, there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and RBSM was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from RBSM is attached hereto as Exhibit 16.1.

On February 6, 2014, the Company engaged Paritz & Company, P.A. (“P&C”), 15 Warren Street, Suite 25, Hackensack, NJ 07601, which was approved by the Board of Directors. The Company has not previously consulted with P&C regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered by P&C on the Company’s financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 16.1	Letter of RBSM, LLP to the Securities and Exchange Commission regarding change in independent registered accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:	February 11, 2014	CANWEALTH MINERALS CORPORATION

		By:	/s/ Garth McIntosh
Garth McIntosh
Chief Executive Officer